Exhibit 10.25

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND

SECURITY AGREEMENT AND WAIVER

This First Amendment to Amended and Restated Loan and Security Agreement and Waiver (this “Amendment”) is entered into as of June 22, 2011, by and between COMERICA BANK (“Bank”) and GCT SEMICONDUCTOR, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of April 4, 2011, as it may be amended from time to time (the “Agreement”). The parties desire to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Exhibit A of the Agreement is amended by amending and restating the definition of “Profitability” to read in its entirety as follows:

“‘profitability’ means net income after tax (excluding non-cash warrant gains and losses) as determined in accordance with GAAP.”

2. The reference to “July 15, 2011” set forth in Section 6.2 of the Agreement is deleted and replaced with “July 31, 2011”.

3. Borrower violated (a) Section 6.2(ii) of the Loan Agreement by failing to deliver its fiscal year 2009 annual consolidated and consolidating financial statements by May 31, 2011 and (b) Section 6.7(b) of the Loan Agreement (Quarterly Profitability) for the period ended March 30, 2011 (the “Violations”). In addition, under Section 6.3 of the Loan Agreement, Borrower was required to notify Bank of all returns and recoveries that occurred in April of 2011 because the aggregate amount of returns and recoveries exceeded $100,000 (the “Reportable Event”). Borrower has also informed Bank that the opinion of Borrower’s auditors with respect to Borrower’s financial statements for its 2009 and 2010 fiscal years will contain a going concern emphasis paragraph (the “Going Concern Paragraphs”). Borrower requested that Bank (a) waive any Events of Default under the Loan Agreement resulting from the Violations, (b) acknowledge that Bank received notice of the Reportable Event and (c) consent to the delivery of the 2009 and 2010 opinions with the Going Concern Paragraphs. Bank hereby (i) waives any Event of Default which exists under the Loan Agreement as a result of the Violations (“Waiver”), (ii) acknowledges that Bank received notice of the Reportable Event and (iii) consents to the delivery of the 2009 and 2010 opinions with the Going Concern Paragraphs; provided, however, that the Waiver is conditioned upon Bank’s receipt, on or before July 31, 2011, of Borrower’s fiscal year 2009 annual consolidated and consolidating financial statements.

4. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment except to the extent such representation or warranty expressly relates to an earlier date, and that except as set forth herein, no Event of Default has occurred and is continuing.

7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, duly executed by Borrower;

(b)	an Affirmation of Subordination Agreement, duly executed by United Microelectronics Corporation;

(c)	a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d)	all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(e)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

GCT SEMICONDUCTOR, INC.

By:	/s/ Kyeongho Lee
Title:	President & Chief Executive Officer

COMERICA BANK

By:	/s/ Benjamin Yu
Title:	Vice President

3

AFFIRMATION OF SUBORDINATION AGREEMENT

THIS AFFIRMATION OF SUBORDINATION AGREEMENT (this “Affirmation”) is made as of June 22, 2011, by the undersigned creditor (“Creditor”) for the benefit of Comerica Bank (“Bank”)

RECITALS

A. GCT SEMICONDUCTOR, INC. (“Borrower”) has obtained certain loans or other credit accommodations from Bank pursuant to that certain Amended and Restated Loan and Security Agreement, dated April 4, 2011 (the “Agreement”). Borrower and Bank propose to enter into a First Amendment to Amended and Restated Loan and Security Agreement and Waiver, dated as of June 22, 2011 (the “Amendment”).

B. Creditor executed for the benefit of Bank a Subordination Agreement, dated as of April 4, 2011 (the “Subordination Agreement”). Bank has agreed to enter into the Amendment provided, among other things, that, Creditor acknowledges the entry by Borrower into the Amendment and agrees that its Subordination Agreement will remain effective.

AGREEMENT

NOW, THEREFORE, Creditor agrees as follows:

1. Creditor acknowledges the execution, delivery and performance by Borrower of the Amendment and acknowledges and agrees that the Subordination Agreement shall remain in full force and effect with respect to all of Borrower’s obligations to Bank under the Agreement and otherwise.

2. Creditor affirms its obligations under the Subordination Agreement.

3. Unless otherwise defined, capitalized terms in this Affirmation shall have the meaning assigned in the Subordination Agreement or the Agreement, as applicable. This Affirmation may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Affirmation of Subordination Agreement as of the first date above written.

“Creditor”		“Borrower”

UNITED MICROELECTRONICS CORPORATION		GCT SEMICONDUCTOR, INC.

By:	/s/ Jason Wang	By:	/s/ Kyeongho Lee
Name:	Jason Wang	Name:	Kyeongho Lee
Title:	President – UMC - USA	Title:	President & Chief Executive Officer

2

IN WITNESS WHEREOF, the undersigned have executed this Affirmation of Subordination Agreement as of the first date above written.

“Creditor”		“Borrower”

UNITED MICROELECTRONICS CORPORATION		GCT SEMICONDUCTOR, INC.

By:	/s/ Benjamin Yu	By:	/s/ Kyeongho Lee
Name:	Benjamin Yu	Name:	Kyeongho Lee
Title:	Vice President	Title:	President & Chief Executive Officer

2